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                                                                   Exhibit 10.55

                                                                 EXECUTION COPY


                       Nelnet Education Loan Funding, Inc.

                                 $1,030,000,000

                        Student Loan Asset-Backed Notes,
                                  Series 2003-1



                             UNDERWRITING AGREEMENT

                                                                    July 9, 2003


Banc of America Securities LLC
121 W. Trade Street, 12th Floor
NC1-005-12-01
Charlotte, NC 28255

Deutsche Bank Securities Inc.
31 West 52nd Street
New York, NY 10019

Attn:  Securitized Products Group

Ladies and Gentlemen:

        Nelnet Education Loan Funding, Inc., a Nebraska corporation (the "Company"), proposes to sell to Banc of America Securities LLC and Deutsche Bank Securities Inc. (each an "Underwriter" and collectively, the "Underwriters"), pursuant to the terms of this Underwriting Agreement, $1,030,000,000 aggregate principal amount of the Company's Student Loan Asset-Backed Notes, Series 2003-1 (the "Notes") in the classes and initial principal amounts set forth on Schedule A hereto. Wells Fargo Bank Minnesota, National Association, a national banking association, will act as eligible lender trustee on behalf of the Company (the "Eligible Lender Trustee"). The Notes will be issued under an indenture of trust, dated as of June 1, 2003 (the "Indenture of Trust"), among the Company, the Eligible Lender Trustee and Wells Fargo Bank Minnesota, National Association, a national banking association, as indenture trustee (the "Trustee"), as supplemented by a Series 2003-1 supplemental indenture of trust, dated as of June 1, 2003 (the "Supplemental Indenture", and together with the Indenture of Trust, the "Indenture") between the Company and the Trustee. Upon issuance, the Notes will be secured by, among other things, Financed Eligible Loans (as defined in the Indenture) pledged to the Trustee and described in the Prospectus (as defined in Section 3 below). The Financed Eligible Loans will be serviced by Nelnet, Inc., a Nevada corporation ("Nelnet") pursuant to a master servicing agreement, dated as of June 1, 2003 (the "Servicing Agreement"), between the Company and Nelnet, as master servicer. Nelnet has entered into a subservicing agreement with Nelnet Loan Services, Inc. ("NLS"), dated as of June 1, 2003 (the "Subservicing Agreement"), pursuant to which NLS will act as subservicer with respect to all of the Financed Eligible Loans.


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        This Agreement, an eligible loan acquisition certificate, dated as of
July 10, 2003 between the Company and the Trustee, in such capacity ("Wells Transferor") (along with the related Annex A, the "Wells Loan Acquisition Certificate"), an eligible loan acquisition certificate, dated as of July 10, 2003 between the Company and Zions First National Bank (the "Zions Transferor", and together with the Wells Transferor, the "Transferors") (along with the related Annex A, the "Zion Loan Acquisition Certificate", and together with the Wells Loan Acquisition Certificate, the "Loan Acquisition Certificates"), an initial auction agent agreement, dated as of June 1, 2003 (the "Initial Auction Agent Agreement"), among the Company, the Trustee and Deutsche Bank Trust Company Americas, as the initial auction agent (the "Auction Agent"), a broker-dealer agreement, dated as of June 1, 2003 (the "Deutsche Broker-Dealer Agreement"), between Deutsche Bank Securities Inc., as broker-dealer ("Deutsche Broker-Dealer") and the Auction Agent, a broker-dealer agreement, dated as of June 1, 2003 (the "Banc of America Broker-Dealer Agreement", and together with the Deutsche Broker-Dealer Agreement, the "Broker-Dealer Agreements"), between Banc of America Securities LLC, as broker-dealer ("Banc of America Broker-Dealer", and together with the Deutsche Broker-Dealer, the "Broker-Dealers") and the Auction Agent, an administrative services agreement, dated as of June 1, 2003 (the "Administrative Services Agreement"), between the Company and Nelnet, as administrator, an eligible lender trust agreement, dated as of June 1, 2003 (the "Eligible Lender Agreement"), between Wells Fargo Bank Minnesota, National Association, as eligible lender trustee and the Company, a custodian agreement, dated June 1, 2003 (the "Custodian Agreement"), among the Company, the Trustee and NLS, as custodian, the partial assignment agreement, dated as of June 1, 2003 (the "Partial Assignment Agreement"), between the Company and the Trustee, the Servicing Agreement, the Subservicing Agreement and the Indenture shall collectively hereinafter be referred to as the "Basic Documents."

        Capitalized terms used herein without definition shall have the meanings ascribed to them in the Indenture or the Prospectus.

        The Company, upon the terms and conditions set forth herein, proposes to sell to the Underwriters on the Closing Dates (as hereinafter defined) the aggregate principal amount of each Class of Notes set forth next to the name of each Underwriter on Schedule A hereto.

        The Company wishes to confirm as follows this agreement with the Underwriters in connection with the purchase and resale of the Notes.

        1. Agreements to Sell, Purchase and Resell. (a) On each Closing Date, the Company hereby agrees, subject to all the terms and conditions set forth herein, to sell to each of the Underwriters and, upon the basis of the representations, warranties and agreements of the Company herein contained and subject to all the terms and conditions set forth herein, on each Closing Date each of the Underwriters severally and not jointly agrees to purchase from the Company, such principal amount of each Class of the Notes to be sold on each such Closing Date at such respective purchase prices as are set forth next to the name of each Underwriter on Schedule A hereto.

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                      (b) It is understood that the Underwriters propose to
offer the Notes for sale to the public (which may include selected dealers) as set forth in the Prospectus.

        2. Delivery of the Notes and Payment Therefor. Each date on which Notes are being delivered is referred to as a "Closing Date." The initial delivery to the Underwriters of and payment for the Notes shall be made at the office of Kutak Rock LLP, Denver, Colorado, at 11:00 a.m., Denver time, on July 10, 2003. The delivery of Notes being sold on subsequent Closing Dates shall be as agreed to from time to time between the Underwriters and the Company. The place of any such closing and any Closing Date may be varied by agreement between the Underwriters and the Company.

        On each Closing Date, the Notes being delivered on such Closing Date will be delivered to the Underwriters against payment of the purchase price therefor to the Company in Federal Funds, by wire transfer to an account at a bank acceptable to the Underwriters, or such other form of payment as to which the parties may agree. Unless otherwise agreed to by the Company and the Underwriters, each Class of Notes will be evidenced by a single global security in definitive form deposited with the Trustee as custodian for DTC and/or by additional definitive securities, and will be registered, in the case of the global Classes of Notes, in the name of Cede & Co. as nominee of The Depository Trust Company ("DTC"), and in the other cases, in such names and in such denominations as the Underwriters shall request prior to 1:00 p.m., New York City time, no later than the business day preceding such Closing Date. The Notes to be delivered to the Underwriters shall be made available to the Underwriters in Denver, Colorado, for inspection and packaging not later than 9:30 a.m., Denver time, on the business day immediately preceding such Closing Date.

        3. Representations and Warranties of the Company. The Company represents and warrants to each of the Underwriters that:

                (a) A registration statement on Form S-3 (No. 333-104736), including a prospectus and such amendments thereto as may have been required to the date hereof, relating to the Notes and the offering thereof from time to time in accordance with Rule 415 under the Securities Act of 1933, as amended (the "Act"), has been filed with the Securities and Exchange Commission (the "SEC" or the "Commission") and such registration statement, as amended, has become effective; such registration statement, as amended, and the prospectus relating to the sale of the Notes offered thereby constituting a part thereof, as from time to time amended or supplemented (including the base prospectus, any prospectus supplement filed with the Commission pursuant to Rule 424(b) under the Act, the information deemed to be a part thereof pursuant to Rule 430A(b) under the Act, and the information incorporated by reference therein) are respectively referred to herein as the "Registration Statement" and the "Prospectus" respectively; and the conditions to the use of a registration statement on Form S-3 under the Act, as set forth in the General Instructions to Form S-3, and the conditions of Rule 415 under the Act, have been satisfied with respect to the Registration Statement;

                (b) On the effective date of the Registration Statement, the Registration Statement and the Prospectus conformed in all respects to the requirements of the Act, the rules and regulations of the SEC (the


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        "Rules and Regulations") and the Trust Indenture Act of 1939, as
        amended, and the rules and regulations thereunder (the "Trust Indenture Act"), and, except with respect to information omitted pursuant to Rule 430A of the Act, did not include any untrue statement of a material fact or, in the case of the Registration Statement, omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and, in the case of the Prospectus, omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and on the date of this Agreement and on each Closing Date, the Registration Statement and the Prospectus will conform in all respects to the requirements of the Act, the Rules and Regulations and the Trust Indenture Act, and neither of such documents included or will include as of each Closing Date any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the foregoing does not apply to statements in or omissions from the Registration Statement or the Prospectus based upon written information furnished to the Company by the Underwriters, specifically for use therein.

                (c) The Commission has not issued and, to the best knowledge of the Company, is not threatening to issue any order preventing or suspending the use of the Registration Statement.

                (d) As of the initial Closing Date, each consent, approval, authorization or order of, or filing with, any court or governmental agency or body which is required to be obtained or made by the Company or its affiliates for the consummation of the transactions contemplated by this Agreement shall have been obtained, except as otherwise provided in the Basic Documents.

                (e) The Indenture has been duly and validly authorized by the Company and, upon its execution and delivery by the Company and assuming due authorization, execution and delivery by the Trustee, will be a valid and binding agreement of the Company, enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally and conform in all material respects to the description thereof in the Prospectus. The Indenture has been duly qualified under the Trust Indenture Act with respect to the Notes.

                (f) The Notes have been duly authorized by the Company and the Notes to be issued on each Closing Date, when executed by the Company and authenticated by the Trustee in accordance with the Indenture, and delivered to the Underwriters against payment therefor in accordance with the terms hereof, will have been validly issued and delivered, and will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, moratorium, fraudulent conveyance or other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and the Notes will conform in all material respects to the description thereof in the Prospectus.

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                (g) The Company is a corporation duly organized, validly
        existing and in good standing under the laws of the State of Nebraska with full power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus Supplement and as conducted on the date hereof, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company.

                (h) Other than as contemplated by this Agreement or as disclosed in the Prospectus, there is no broker, finder or other party that is entitled to receive from the Company or any of its affiliates any brokerage or finder's fee or other fee or commission as a result of any of the transactions contemplated by this Agreement.

                (i) There are no legal or governmental proceedings pending or threatened or, to the knowledge of the Company contemplated, against the Company, or to which the Company or any of its properties is subject, that are not disclosed in the Prospectus and which, if adversely decided, would individually or in the aggregate have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company, or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement and the other Basic Documents or otherwise materially affect the issuance of the Notes or the consummation of the transactions contemplated hereby or by the Basic Documents.

                (j) Neither the offer, sale or delivery of the Notes by the Company nor the execution, delivery or performance of this Agreement or the Basic Documents by the Company, nor the consummation by the Company of the transactions contemplated hereby or thereby (i) requires or will require any consent, approval, authorization or other order of, or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official (except for compliance with the securities or Blue Sky laws of various jurisdictions, the qualification of the Indenture under the Trust Indenture Act and such other consents, approvals or authorizations as shall have been obtained prior to the initial Closing Date) or conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the organizational documents of the Company or (ii) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, in any material respect, any agreement, indenture, lease or other instrument to which the Company is a party or by which the Company or any of its respective properties may be bound, or violates or will violate in any material respect any statute, law, regulation or filing or judgment, injunction, order or decree applicable to the Company or any of its respective properties, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to the terms of any agreement or instrument to which it is a party or by which it may be bound or to which any of its properties is subject other than as contemplated by the Basic Documents.

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                (k) The Company has all requisite power and authority to
        execute, deliver and perform its obligations under this Agreement and the other Basic Documents to which it is a party; the execution and delivery of, and the performance by the Company of its obligations, under this Agreement and the other Basic Documents to which it is a party have been duly and validly authorized by the Company and this Agreement and the other Basic Documents have been duly executed and delivered by the Company and constitute the valid and legally binding agreements of the Company, enforceable against the Company in accordance with their respective terms, except as the enforcement hereof and thereof may be limited by bankruptcy, insolvency, moratorium, fraudulent conveyance or other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto and subject to the applicability of general principles of equity, and except as rights to indemnity and contribution hereunder and thereunder may be limited by Federal or state securities laws or principles of public policy.

                (l) The Company's assignment of the Financed Eligible Loans to the Trustee pursuant to the Indenture will vest in the Trustee, for the benefit of the Noteholders, a first priority perfected security interest therein, subject to no prior lien, mortgage, security interest, pledge, adverse claim, charge or other encumbrance.

                (m) The Company is not, nor as a result of the issuance and sale of the Notes as contemplated hereunder will it become, subject to registration as an "investment company" under the Investment Company Act of 1940, as amended.

                (n) The representations and warranties made by the Company in any Basic Document to which the Company is a party and made in any Officer's Certificate of the Company will be true and correct at the time made and on and as of each applicable Closing Date.

                (o) Since the date of the Prospectus, no material adverse change or any development involving a prospective material adverse change in, or affecting particularly the business or properties of, the Company has occurred.

        4. Agreements of the Company. The Company agrees with each of the Underwriters as follows:

                (a) The Company will prepare a supplement to the Prospectus setting forth the amount of the Notes covered thereby and the terms thereof not otherwise specified in the Prospectus, the price at which the Notes are to be purchased by the Underwriters, either the initial public offering price or the method by which the price at which the Notes are to be sold will be determined, the selling concessions and reallowances, if any, and such other information as the Underwriters and the Company deem appropriate in connection with the offering of the Notes, and the Company will timely file such supplement to the prospectus with the SEC pursuant to Rule 424(b) under the Act, but the Company will not file any amendments to the Registration Statement as in effect with respect to the Notes or any amendments or supplements to the Prospectus, unless it shall first have delivered copies of such amendments or supplements to the Underwriters, with reasonable opportunity to comment on such proposed amendment or supplement or if


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        the Underwriters shall have reasonably objected thereto promptly after receipt thereof; the Company will immediately advise the Underwriters or the Underwriters' counsel (i) when notice is received from the SEC that any post-effective amendment to the Registration Statement has become or will become effective and (ii) of any order or communication suspending or preventing, or threatening to suspend or prevent, the offer and sale of the Notes or of any proceedings or examinations that may lead to such an order or communication, whether by or of the SEC or any authority administering any state securities or Blue Sky law, as soon as the Company is advised thereof, and will use its best efforts to prevent the issuance of any such order or communication and to obtain as soon as possible its lifting, if issued.

                (b) If, at any time when the Prospectus relating to the Notes is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend or supplement the Prospectus to comply with the Act or the Rules and Regulations, the Company promptly will notify each of the Underwriters of such event and will promptly prepare and file with the SEC, at its own expense, an amendment or supplement to such Prospectus that will correct such statement or omission or an amendment that will effect such compliance. Neither the Underwriters' consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6 hereof.

                (c) The Company will immediately inform the Underwriters (i) of the receipt by the Company of any communication from the SEC or any state securities authority concerning the offering or sale of the Notes and (ii) of the commencement of any lawsuit or proceeding to which the Company is a party relating to the offering or sale of the Notes.

                (d) The Company will furnish to the Underwriters, without charge, copies of the Registration Statement (including all documents and exhibits thereto or incorporated by reference therein), the Prospectus, and all amendments and supplements to such documents relating to the Notes, in each case in such quantities as the Underwriters may reasonably request.

                (e) No amendment or supplement will be made to the Registration Statement or Prospectus which the Underwriters shall not previously have been advised or to which it shall reasonably object after being so advised.

                (f) The Company will cooperate with the Underwriters and with their counsel in connection with the qualification of, or procurement of exemptions with respect to, the Notes for offering and sale by the Underwriters and by dealers under the securities or Blue Sky laws of such jurisdictions as the Underwriters may designate and will file such consents to service of process or other documents necessary or appropriate in order to effect such qualification or exemptions; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to


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        take any action which would subject it to service of process in suits, other than those arising out of the offering or sale of the Notes, in any jurisdiction where it is not now so subject.

                (g) The Company consents to the use, in accordance with the securities or Blue Sky laws of such jurisdictions in which the Notes are offered by the Underwriters and by dealers, of the Prospectus furnished by the Company.

                (h) To the extent, if any, that the rating or ratings provided with respect to the Notes by the rating agency or agencies that initially rate the Notes is conditional upon the furnishing of documents or the taking of any other actions by the Company, the Company shall cause to be furnished such documents and such other actions to be taken.

                (i) So long as any of the Notes are outstanding, the Company will furnish to the Underwriters (i) as soon as available, a copy of each document relating to the Notes required to be filed with the SEC pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any order of the SEC thereunder, and (ii) such other information concerning the Company as the Underwriters may request from time to time.

                (j) If this Agreement shall terminate or shall be terminated after execution and delivery pursuant to any provisions hereof (otherwise than by notice given by the Underwriters terminating this Agreement pursuant to Section 8 or Section 9 hereof) or if this Agreement shall be terminated by the Underwriters because of any failure or refusal on the part of the Company to comply with the terms or fulfill any of the conditions of this Agreement, the Company agrees to reimburse the Underwriters for all out-of-pocket expenses (including fees and expenses of their counsel) reasonably incurred by it in connection herewith, but without any further obligation on the part of the Company for loss of profits or otherwise.

                (k) The net proceeds from the sale of the Notes hereunder will be applied substantially in accordance with the description set forth in the Prospectus.

                (l) Except as stated in this Agreement and in the Prospectus, the Company has not taken, nor will it take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Notes to facilitate the sale or resale of the Notes.

                (m) For a period from the date of this Agreement until the retirement of the Notes, the Company will deliver to you the annual statements of compliance and the annual independent certified public accountants' reports furnished to the Trustee or the Company pursuant to the Servicing Agreement as soon as such statements and reports are furnished to the Trustee or the Company.

                (n) On or before each date that Financed Eligible Loans are pledged under the Indenture, the Company shall mark its records relating to the Financed Eligible Loans and shall cause the Servicer and NLS to


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        mark their respective computer records relating to the Financed Eligible
        Loans to show the pledge of such Financed Eligible Loans by the Company to the Trustee, and the Company shall not take, or permit any other person to take, any action inconsistent with the security interest of the Trustee in the Financed Eligible Loans, other than as permitted by the Basic Documents.

                (o) For the period beginning on the date of this Agreement and ending 90 days after the final Closing Date, none of the Company and any entity affiliated, directly or indirectly, with the Company will, without prior written notice to the Underwriters, offer to sell or sell notes (other than the Notes) collateralized by FFELP Loans other than pursuant to the Nelnet Student Loan Trust 2003-2 transaction; provided, however, that this shall not be construed to prevent the sale of FFELP Loans by the Company.

                (p) If, at the time the Registration Statement became effective, any information shall have been omitted therefrom in reliance upon Rule 430A under the 1933 Act, then, immediately following the execution of this Agreement, the Company will prepare, and file or transmit for filing with the Commission in accordance with such Rule 430A and Rule 424(b) under the 1933 Act, copies of an amended Prospectus containing all information so omitted.

                (q) As soon as practicable, but not later than 16 months after the date of this Agreement, the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the later of (i) the effective date of the Registration Statement, (ii) the effective date of the most recent post-effective amendment to the Registration Statement to become effective prior to the date of this Agreement and (iii) the date of the Company's most recent Annual Report or Form 10-K filed with the Commission prior to the date of this Agreement, which will satisfy the provisions of Section 11(a) of the Act.

        5. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each of the Underwriters and each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and expenses (or actions in respect thereof) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectus, or in any amendment or supplement thereto, or any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability, or action as such expenses are incurred, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information relating to an Underwriter furnished in writing to the Company by such Underwriter expressly for use therein, it being understood that the only such information furnished by any Underwriter consists of the information described as such in Section 10 of this


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Agreement; provided, however, that the indemnification contained in this paragraph (a) with respect to any preliminary prospectus shall not inure to the benefit of an Underwriter (or to the benefit of any person controlling an Underwriter) on account of any such loss, claim, damage, liability or expense arising from the sale of the Notes by an Underwriter to any person if the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such preliminary prospectus was corrected in the final Prospectus and such Underwriter sold Notes to that person without sending or giving at or prior to the written confirmation of such sale, a copy of the final Prospectus (as then amended or supplemented but excluding documents incorporated by reference therein) if the Company has previously furnished sufficient copies thereof to such Underwriter at a time reasonably prior to the date such Notes are sold to such person. The foregoing indemnity agreement shall be in addition to any liability that the Company may otherwise have.

                (b) If any action, suit or proceeding shall be brought against an Underwriter or any person controlling an Underwriter in respect of which indemnity may be sought against the Company, such Underwriter or such controlling person shall promptly notify the parties against whom indemnification is being sought (the "indemnifying parties"), but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under Sections 5(a) and 5(c) hereof, except to the extent that the indemnifying party is materially prejudiced by such omission, and in no event shall the omission so to notify relieve the Company from any liability which it may otherwise have. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party). The applicable Underwriter or any such controlling person shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless (i) the indemnifying parties have agreed in writing to pay such fees and expenses, (ii) the indemnifying parties have failed to assume the defense and employ counsel, or (iii) the named parties to any such action, suit or proceeding (including any impleaded parties) include both the Underwriter or such controlling person and the indemnifying parties and the Underwriter or such controlling person shall have been advised by its counsel that there may be one or more legal defenses available to it which are different from or additional to or in conflict with those available to the indemnifying parties and in the reasonable judgment of such counsel it is advisable for the Underwriter or such controlling person to employ separate counsel (in which case the indemnifying party shall not have the right to assume the defense of such action, suit or proceeding on behalf of the Underwriter or such controlling person). It is understood, however, that the indemnifying parties shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for each Underwriter and controlling persons not having actual or potential differing interests with such Underwriter or among themselves, which firm shall be designated in writing by such Underwriter, and that all such fees and expenses shall be reimbursed on a monthly basis as provided in paragraph (a) hereof. An indemnifying party will not, without the prior written consent of the indemnified party, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and (ii) does not include a statement as to, or an admission of fault, culpability or a failure to act by or on behalf of an indemnified party.

                (c) Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company and its directors and officers, and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, to the same extent as the indemnity from the Company to the Underwriters set forth in paragraph
        (a) hereof, but only with respect to information relating to such Underwriter furnished in writing by such Underwriter expressly for use in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus therein, it being understood that the only such information furnished by any Underwriter consists of the information described as such in Section 10 of this Agreement. If any action, suit or proceeding shall be brought against the Company, any of its directors or officers, or any such controlling person based on the Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus and in respect of which indemnity may be sought against an Underwriter pursuant to this paragraph (c), such Underwriter shall have the rights and duties given to the Company by paragraph (b) above (except that if the Company shall have assumed the defense thereof the Underwriter shall have the option to assume such defense but shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at such Underwriter's expense), and the Company, its directors and officers, and any such controlling person shall have the rights and duties given to the Underwriters by paragraph (b) above. The foregoing indemnity agreement shall be in addition to any liability which the Underwriters may otherwise have.

                (d) If the indemnification provided for in this Section 5 is unavailable to an indemnified party under paragraphs (a) or (c) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the applicable Underwriter on the other hand from the offering of the Notes, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the applicable Underwriter on the other in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and an Underwriter on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Notes (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by such Underwriter. The relative fault of the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by an Underwriter on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                (e) The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 5 were determined by a pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding. Notwithstanding the provisions of this Section 5, no Underwriter shall be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter with respect to the Notes underwritten by such Underwriter exceed the sum of the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and the amount of any damages such Underwriter has been required to pay under the Indemnity Agreement dated as of the date hereof between the Underwriters and Nelnet Loan Services, Inc. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this paragraph (e) to contribute are several in proportion to their respective underwriting obligations.

                (f) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 5 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 5 and the representations and warranties of the Company and the Underwriters set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of the Underwriters, the Company or any person controlling any of them or their respective directors or officers, (ii) acceptance of any Notes and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to the Underwriters, the Company or any person controlling any of them or their respective directors or officers, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 5.

        6. Conditions of the Underwriters' Obligations. (A) The obligations of the Underwriters to purchase the Notes hereunder on the initial Closing Date are subject to the following conditions precedent:

                (a) All actions required to be taken and all filings required to be made by the Company under the Act prior to the initial sale of the Notes shall have been duly taken or made. At and prior to the initial Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company or the Underwriters, shall be contemplated by the Commission.

                (b) Subsequent to the effective date of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in or affecting the condition (financial or other), business, properties, net worth, or results of operations of the Company, the Servicer or NLS not contemplated by the Registration Statement, which in the opinion of the Underwriters, would materially adversely affect the market for the Notes, (ii) any downgrading in the rating of any debt securities of trusts sponsored by the Company, the Servicer or NLS by any nationally recognized statistical rating organization or any public announcement that any such organization has under surveillance or review its rating of any debt securities of trusts sponsored by the Company, the Servicer or NLS (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating), or (iii) any event or development which makes any statement made in the Registration Statement or Prospectus untrue or which, in the opinion of the Company and its counsel or the Underwriters and their counsel, requires the filing of any amendment to or change in the Registration Statement or Prospectus in order to state a material fact required by any law to be stated therein or necessary in order to make the statements therein not misleading, if amending or supplementing the Registration Statement or Prospectus to reflect such event or development would, in the opinion of the Underwriters, materially adversely affect the market for the Notes.

                (c) You shall have received an opinion addressed to you of Kutak Rock LLP, in its capacity as counsel to the Company, dated the initial Closing Date, in form and substance satisfactory to you and your counsel with respect to the Indenture, Custodian Agreement, this Agreement, the Servicing Agreement, the Auction Agent Agreement and the Administrative Services Agreement and to the validity of the Notes and such related matters as you shall reasonably request. In addition, you shall have received an opinion addressed to you of Kutak Rock LLP, in its capacity as counsel for the Company, in form and substance satisfactory to you and your counsel, concerning "true sale," "non- consolidation" and "first perfected security interest" and certain other issues with respect to the transfer of the Financed Eligible Loans from the Transferors to the Trustee.

                (d) You shall have received an opinion addressed to you of Kutak Rock LLP, in its capacity as counsel for the Company, dated the initial Closing Date, in form and substance satisfactory to you and your counsel to the effect that the statements in the Prospectus under the headings "Federal Income Tax Consequences" and "ERISA Considerations", to the extent that they constitute statements of matters of law or legal conclusions with respect thereto, have been prepared or reviewed by such counsel and are correct in all material respects.

                (e) You shall have received an opinion addressed to you of Kutak Rock LLP, in its capacity as counsel for the Company, dated the initial Closing Date, in form and substance satisfactory to you and your counsel with respect to the character of the Notes for federal tax purposes.

                (f) You shall have received an opinion addressed to you of Stroock & Stroock & Lavan LLP, in its capacity as Underwriters' Counsel, dated the initial Closing Date, in form and substance satisfactory to you.

                (g) You shall have received an opinion addressed to you of Ballard, Spahr, Andrews & Ingersoll, LLP, in its capacity as counsel for the Company, dated the initial Closing Date in form and substance satisfactory to you and your counsel with respect to the Prospectus and the Registration Statement and certain matters arising under the Trust Indenture Act of 1939, as amended, and the Investment Company Act of 1940, as amended.

                (h) You shall have received opinions addressed to you of Perry, Guthery, Haase & Gessford, P.C. in its capacity as counsel to Nelnet, as servicer and administrator, NLS and the Company, each dated the initial Closing Date and satisfactory in form and substance to you and your counsel, to the effect that:

                        (i) Each of Nelnet, NLS and the Company is a
                corporation, in good standing under the laws of their respective states of incorporation; each having the full power and authority (corporate and other) to own its properties and conduct its business, as presently conducted by it, and to enter into and perform its obligations under each of the Basic Documents to which it is a party.

                        (ii) The Servicing Agreement, the Partial Assignment
                Agreement, the Loan Acquisition Certificates, the Administrative Services Agreement, the Indenture, the Initial Auction Agreement, the Custodian Agreement, the Eligible Lender Agreement and this Agreement have been duly authorized, executed and delivered by the Company, the Administrative Services Agreement, the Servicing Agreement and the Subservicing Agreement have been duly authorized, executed and delivered by Nelnet and the Subservicing Agreement and the Custodian Agreement have been duly authorized, executed and delivered by NLS and each such agreement is the legal, valid and binding obligation of the Company, Nelnet and NLS, as the case may be, enforceable against the Company, Nelnet and NLS, as the case may be, in accordance with their respective terms, except (x) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and (y) remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                        (iii) Neither the execution and delivery by Nelnet of
                the Administrative Services Agreement, the Servicing Agreement or the Subservicing Agreement, or the execution and delivery by the Company of the Servicing Agreement, the Loan Acquisition Certificates, the Partial Assignment Agreement, the Administrative Services Agreement, the Indenture, the Initial Auction Agreement, the Custodian Agreement, the Eligible Lender Agreement or this Agreement, or the execution and delivery by NLS of the Subservicing Agreement or the Custodian Agreement, nor the consummation by Nelnet, the Company or NLS of the transactions contemplated therein nor the fulfillment of the terms thereof by Nelnet, the Company or NLS will conflict with, result in a breach, violation or acceleration of, or constitute a default under, any term or provision of the by-laws, of Nelnet, the Company or NLS or of any indenture or other agreement or instrument to which Nelnet, the Company or NLS is a party or by which Nelnet, the Company or NLS is bound, or result in a violation of or contravene the terms of any statute, order or regulation applicable to Nelnet, the Company or NLS of any court, regulatory body, administrative agency or governmental body having jurisdiction over Nelnet, the Company or NLS.

                        (iv) There are no actions, proceedings or investigations
                pending or, to the best of such counsel's knowledge after due inquiry and reasonable investigation, threatened against Nelnet, the Company or NLS before or by any governmental authority that might materially and adversely affect the performance by Nelnet, the Company or NLS of its obligations under, or the validity or enforceability of, any Basic Documents to which it is a party.

                        (v) Nothing has come to such counsel's attention that
                would lead such counsel to believe that the representations and warranties of Nelnet contained in the Administrative Services Agreement, the Servicing Agreement or the Subservicing Agreement or the representations and warranties of the Company contained in the Loan Acquisition Certificates, the Partial Assignment Agreement, the Servicing Agreement, the Administrative Services Agreement, the Indenture, the Initial Auction Agreement, the Custodian Agreement, the Eligible Lender Agreement or this Agreement, or the representations and warranties of NLS contained in the Subservicing Agreement or the Custodian Agreement are other than as stated therein.

                        (vi) No authorization, approval, or other action by, and
                no notice to or filing with, any governmental authority or regulatory body is required (a) for the due execution, delivery and performance by Nelnet of the Administrative Services Agreement, the Servicing Agreement or the Subservicing Agreement, (b) for the due execution, delivery and performance by the Company of the Loan Acquisition Certificates, the Partial Assignment Agreement, the Servicing Agreement, the

                Administrative Services Agreement, the Indenture, the Initial Auction Agreement, the Custodian Agreement, the Eligible Lender Agreement or this Agreement, (c) for the due execution, delivery and performance by NLS of the Subservicing Agreement or the Custodian Agreement or (d) for the perfection of the Trustee's interest in the Financed Eligible Loans pledged under the Indenture or the exercise by the Trustee of its rights and remedies under the Indenture, including specifically the filings of any Uniform Commercial Code financing statements, except for the execution and delivery of the Guarantee ------ Agreements.

                        (vii) As of the date specified in a schedule to such
                opinion, there were no (a) UCC financing statements naming a Transferor as debtor or seller and covering any Student Loans to be transferred under the Loan Acquisition Certificates or any interest therein or (b) notices of the filing of any federal tax lien (filed pursuant to Section 6323 of the Internal Revenue
                Code) or lien of the Pension Benefit Guaranty Corporation (filed pursuant to Section 4068 of ERISA) covering any Student Loan to be transferred under the Loan Acquisition Certificates or any interest therein, listed in the available records in the respective offices set forth in such schedule opposite each such date (which are all of the offices that are prescribed under either the internal law of the conflict of law rules of the Nebraska UCC as the offices in which filings should be made to perfect security interests in Student Loans), except as set forth in such schedule.

                        (viii) As of the date of such opinion and assuming that
                the Trustee is an eligible lender as that term is defined in 20 U.S.C. ss.1085(d)(1) of the Higher Education Act of 1965, as amended, the Trustee on behalf of the Company will be entitled to the benefit of the applicable Guarantor and/or Department of Education payments under the Act related to the Student Loans transferred under the Loan Acquisition Certificates, subject to the terms and conditions of the Guarantee Agreements and the Act.

                (i) You shall have received an opinion addressed to Nelnet, that can be relied upon by Nelnet's affiliates and the Underwriters, acting in their capacity as underwriters for the Company, of Dean Blakey, in its capacity as special counsel to the Company, with respect to certain matters arising under the Higher Education Act relating to Special Allowance Payments, in form and substance satisfactory to you and your counsel.

                (j) You shall have received an opinion addressed to you of counsel to the Trustee, dated the initial Closing Date and in form and substance satisfactory to you and your counsel.

                (k) You shall have received certificates addressed to you dated the initial Closing Date of any two of the Chairman of the Board, the President, any Executive Vice President, Senior Vice President or Vice President, the Treasurer, any Assistant Treasurer, the principal financial officer or the principal accounting officer of the Company and the Servicer in which such officers shall state that, to the best of their knowledge after reasonable investigation, (i) the representations and warranties of the Company or the Servicer, as the case may be, contained in the respective Basic Documents to which it is a party, are true and correct in all material respects, that each of the Company and the Servicer has complied with all agreements and satisfied all conditions on its part to be performed or satisfied under such agreements at or prior to the initial Closing Date, (ii) that the Servicer has reviewed the information pertaining to it in the Prospectus, and the Company has reviewed the Prospectus, and as applicable, the information therein is fair and accurate in all material respects, and (iii) since the date set forth in such certificate, except as may be disclosed in the Prospectus, no material adverse change or any development involving a prospective material adverse change, in or affecting particularly the business or properties of the Company or the Servicer, as applicable, has occurred.

                (l) You shall have received certificates addressed to you dated the initial Closing Date of any one of the Chairman of the Board, the President, any Executive Vice President, Chief Financial Officer, Senior Vice President or Vice President, the Treasurer, any Assistant Treasurer, the principal financial officer or the principal accounting officer of NLS in which such officers shall state that, to the best of their knowledge after reasonable investigation, (i) the representations and warranties of NLS contained in the Subservicing Agreement are true and correct in all material respects and that NLS has complied with all agreements and satisfied all conditions on its part to be performed or satisfied under such agreement at or prior to the initial Closing Date,
        (ii) that they have reviewed the Prospectus and that the information therein regarding NLS is fair and accurate in all material respects, and
        (iii) since the date set forth in such certificate, except as may be disclosed in the Prospectus, no material adverse change or any development involving a prospective material adverse change in, or affecting particularly the business or properties of, NLS has occurred.

                (m) You shall have received evidence satisfactory to you that, on or before the initial Closing Date, UCC-1 financing statements have been or are being filed in the office of the Secretary of State of the State of Nebraska reflecting the grant of the security interest by the Company in the Financed Eligible Loans and the proceeds thereof to the Trustee.

                (n) You shall have received a certificate addressed to you dated the initial Closing Date from a responsible officer acceptable to you of the Trustee in form and substance satisfactory to you and your counsel and to which shall be attached each Guarantee Agreement.

                (o) The Underwriters shall have received on the initial Closing Date from KPMG Peat Marwick a letter dated the initial Closing Date, and in form and substance satisfactory to the Underwriters, to the effect that they have carried out certain specified procedures, not constituting an audit, with respect to certain information regarding the Financed Eligible Loans and setting forth the results of such specified procedures.

                (p) All the representations and warranties of the Company contained in this Agreement and the Basic Documents shall be true and correct in all material respects on and as of the date hereof and on and as of each Closing Date as if made on and as of each Closing Date and the Underwriters shall have received a certificate, dated the initial Closing Date and signed by an executive officer of the Company to the effect set forth in this Section 6(p) and in Section 6(q) hereof.

                (q) The Company shall not have failed at or prior to the initial Closing Date to have performed or complied with any of its agreements herein contained and required to be performed or complied with by it hereunder at or prior to the initial Closing Date.

                (r) The Underwriters shall have received by instrument dated the initial Closing Date (at the option of the Underwriters), in lieu of or in addition to the legal opinions referred to in this Section 6, the right to rely on opinions provided by such counsel and all other counsel under the terms of the Basic Documents.

                (s) Each class of Class A Notes shall be rated "AAA", "AAA" and "Aaa", respectively, by Fitch, Inc. ("Fitch"), Standard & Poor's Ratings Service, a division of The McGraw-Hill Companies ("S&P"), and Moody's Investors Services, Inc. ("Moody's"), the Class B Notes shall be rated "AA", "AA-" and "Aa", or higher, by Fitch, S&P and Moody's, respectively, and that neither Fitch, S&P nor Moody's have placed the Notes under surveillance or review with possible negative implications.

                (t) You shall have received evidence satisfactory to you of the completion of all actions necessary to effect the transfer of the Financed Eligible Loans as described in the Prospectus and the recordation thereof on the Company's and NLS's computer systems.

                (u) You shall have received certificates addressed to you dated the initial Closing Date from officers of the Company and legal opinions addressing such additional matters as you may reasonably request in form and substance satisfactory to you and your counsel.

                (v) You shall have received a signed Indemnity Agreement from Nelnet Loan Services, Inc. in form and substance satisfactory to you and your counsel.

                (w) You shall have received certificates addressed to you dated the initial Closing Date of NSLP and OSFA to the effect that (i) the information in the Prospectus with respect to such entity is true and correct and is fair and accurate in all material respects and (ii) that since the date of the Prospectus, no material adverse change in or affecting the business or properties of such entity has occurred.

                (x) You shall have received such other opinions, certificates and documents as are required under the Indenture as a condition to the issuance of the Notes.

               (B) The obligation of the Underwriters to purchase the Notes being sold on each Closing Date after the initial Closing Date shall be subject to the following additional conditions.

                      (a) Subsequent to the immediately preceding Closing Date, there shall not have occurred (i) any change, or any development or event involving a prospective change, in or affecting the condition (financial or other), business, properties, net worth, or results of operations of the Company, the Servicer or the Subservicer not contemplated by the Prospectus, which in the opinion of the Underwriters, would materially adversely affect the market for the Notes, (ii) any downgrading in the rating of any debt securities of the Company, the Servicer or the Subservicer by any nationally recognized statistical rating organization or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company, the Servicer or the Subservicer (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating), or (iii) any event or development which makes any statement made in the Prospectus untrue or which, in the opinion of the Company and its counsel or the Underwriters and their counsel, requires the filing of any amendment to or change in the Prospectus in order to state a material fact required by any law to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which made, not misleading, if amending or supplementing the Prospectus to reflect such event or development would, in the opinion of the Underwriters, materially adversely affect the market for the Notes.

                      (b) You shall have received opinions (which may be in the form of "bring-down" opinions) substantially to the effect of the legal opinions delivered on the initial Closing Date pursuant to Section 6(A)(c), (d), (e), (g), (h), (i) and (j).

                      (c) You shall have received certificates addressed to you dated the applicable Closing Date of officials of the Company, in which such officers shall state that, to the best of their knowledge after reasonable investigation, (i) the representations and warranties of the Company contained in the respective Basic Documents to which the Company is a party are true and correct in all material respects and that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied under such agreements at or prior to such Closing Date, (ii) that they have reviewed the Prospectus and that the information therein is fair and accurate in all material respects and (iii) since the date set forth in such certificate, except as may be disclosed in the Prospectus, no material adverse change or any development involving a prospective material adverse change, in or affecting particularly the business or properties of the Company has occurred.

                      (d) You shall have received certificates addressed to you dated the applicable Closing Date of officials of NLS in which such officers shall state that, to the best of their knowledge after reasonable investigation, (i) the representations and warranties of NLS contained in the Subservicing Agreement are true and correct in all material respects, and that NLS has complied with all agreements and satisfied all conditions on its part to be performed or satisfied under such agreements at or prior to such Closing Date, (ii) that they have reviewed the Prospectus and that the information therein regarding NLS is fair and accurate in all material respects, and (iii) since the date set forth in such certificate, except as may be disclosed in the Prospectus, no material adverse change or any development involving a prospective material adverse change, in or affecting particularly the business or properties of NLS, has occurred.

                      (e) You shall have received certificates addressed to you dated the applicable Closing Date of officials of the Servicer in which such officers shall state that, to the best of their knowledge after reasonable investigation, (i) the representations and warranties of the Servicer contained in the Basic Documents to which the Servicer is a party are true and correct in all material respects, and that the Servicer has complied with all agreements and satisfied all conditions on its part to be performed or satisfied under such agreements at or prior to such Closing Date, (ii) that they have reviewed the Prospectus and that the information therein regarding the Servicer is fair and accurate in all material respects, and (iii) since the date set forth in such certificate, except as may be disclosed in the Prospectus, no material adverse change or any development involving a prospective material adverse change, in or affecting particularly the business or properties of the Servicer, has occurred.

                      (f) You shall have received certificates addressed to you dated the applicable Closing Date of NSLP and OSFA to the effect that
        (i) the information in the Prospectus with respect to such entity is true and correct and is fair and accurate in all material respects and
        (ii) that since the date of the Prospectus, no material adverse change in or affecting the business or properties of such entity has occurred.

                      (g) You shall have received a certificate addressed to you dated the applicable Closing Date from a responsible officer acceptable to you of the Eligible Lender Trustee in form and substance satisfactory to you and your counsel and to which shall be attached each Guarantee Agreement, if any, entered into since the preceding Closing Date.

                      (h) All the representations and warranties of the Company contained in this Agreement and the Basic Documents to which it is a party and of the Servicer and NLS in the Basic Documents to which they are parties shall be true and correct in all material respects on and as of the date hereof and on and as of the applicable Closing Date as if made on and as of such Closing Date and the Underwriters shall have received certificates, dated such Closing Date and signed by officers of the Company and such entities to the effect set forth in this Section.

                      (i) The Company shall not have failed at or prior to the applicable Closing Date to have performed or complied with any of its agreements herein contained and required to be performed or complied with by it hereunder at or prior to such Closing Date.

                      (j) The Underwriters shall have received by instrument dated the applicable Closing Date (at the option of the Underwriters), in lieu of or in addition to the legal opinions referred to in this
        Section 6(B), the right to rely on opinions provided by such counsel and all other counsel under the terms of the Basic Documents.

                      (k) The Underwriters shall have received from S&P and Moody's confirmation that the Notes being sold on such Closing Date shall be rated "AAA", "AAA" and "Aaa," respectively, by S&P, Fitch and Moody's.

                      (l) The issuance of the Notes shall not cause a reduction or withdrawal by a Rating Agency of the current rating of any outstanding security issued or originated by the Company or any of its affiliates.

                      (m) You shall have received certificates addressed to you dated the applicable Closing Date from officers of the Company and others addressing such additional matters as you may reasonably request in form and substance satisfactory to you and your counsel.

        The Company will provide or cause to be provided to you such conformed copies of such of the foregoing opinions, notes, letters and documents as you reasonably request.

        7. Expenses. The Company agrees to pay or to otherwise cause the payment of the following costs and expenses and all other costs and expenses incident to the performance by it of its obligations hereunder: (i) the preparation, printing or reproduction of the Registration Statement, the Prospectus and each amendment or supplement to any of them, this Agreement, and each other Basic Document; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, the Prospectus and all amendments or supplements to, and preliminary versions of, any of them as may be reasonably requested for use in connection with the offering and sale of the Notes; (iii) the preparation, printing, authentication, issuance and delivery of definitive certificates for the Notes; (iv) the printing (or reproduction) and delivery of this Agreement, the preliminary and supplemental Blue Sky Memoranda and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Notes; (v) qualification of the Indenture under the Trust Indenture Act;
(vi) the qualification of the Notes for offer and sale under the securities or Blue Sky laws of the several states as provided in Section 3(h) hereof (including the reasonable fees, expenses and disbursements of counsel relating to the preparation, printing or reproduction, and delivery of the preliminary and supplemental Blue Sky Memoranda and such qualification); (vii) the fees and disbursements of (A) the Company's counsel, (B) the Underwriters' counsel, (C) the Trustee and its counsel, (D) the Depository Trust Company in connection with the book-entry registration of the Notes, (E) the SEC and (F) KPMG Peat Marwick, accountants for the Company and issuer of the Comfort Letter; and (viii) the fees charged by S&P, Fitch and Moody's for rating the Notes.

        8. Effective Date of Agreement. This Agreement shall be deemed effective as of the date first above written upon the execution and delivery hereof by all the parties hereto. Until such time as this Agreement shall have become effective, it may be terminated by the Company, by notifying each of the Underwriters, or by the Underwriters, by notifying the Company.

        Any notice under this Section 8 may be given by telecopy or telephone but shall be subsequently confirmed by letter.

        9. Termination of Agreement. This Agreement shall be subject to termination prior to a Closing Date, in the absolute discretion of the Underwriters, without liability on the part of the Underwriters to the Company, by notice to the Company, if prior to such Closing Date (i) trading in securities generally on the New York Stock Exchange, American Stock Exchange or the Nasdaq National Market shall have been suspended or materially limited, (ii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or state authorities, or (iii) there shall have occurred any outbreak or escalation of hostilities or other international or domestic calamity, crisis or change in political, financial or economic conditions, the effect of which is such as to make it, in the judgment of the Underwriters, impracticable or inadvisable to commence or continue the offering of the Notes on the terms set forth in the Prospectus, as applicable, or to enforce contracts for the resale of the Notes by the Underwriters. Notice of such termination may be given to the Company by telecopy or telephone and shall be subsequently confirmed by letter.

        10. Information Furnished by the Underwriters. The statements set forth in the second, fourth and seventh paragraphs and the second table under the heading "Plan of Distribution" in the Prospectus Supplement constitute the only information furnished by or on behalf of the Underwriters as such information is referred to in Sections 3(b) and 5 hereof.

        11. Default by One of the Underwriters. If either of the Underwriters shall fail on a Closing Date to purchase the Notes which it is obligated to purchase hereunder (the "Defaulted Notes"), the remaining Underwriter (the "Non-Defaulting Underwriter") shall have the right, but not the obligation, within one (1) Business Day thereafter, to make arrangements to purchase all, but not less than all, of the Defaulted Notes upon the terms herein set forth; if, however, the Non-Defaulting Underwriter shall have not completed such arrangements within such one (1) Business Day period, then this Agreement shall terminate without liability on the part of the Non-Defaulting Underwriter.

        No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

        In the event of any such default which does not result in a termination of this Agreement, either the Non-Defaulting Underwriter or the Company shall have the right to postpone a Closing Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements.

        12. Computational Materials. (a) It is understood that the Underwriters may prepare and provide to prospective investors certain Computational Materials (as defined below) in connection with the Company's offering of the Notes, subject to the following conditions:

                        (i) The Underwriters shall comply with all applicable
                laws and regulations in connection with the use of Computational Materials including the No-Action Letter of May 20, 1994 issued by the Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as made applicable to other issuers and underwriters by the Commission in response to the request of the Public Securities Association dated May 24, 1994, and the No-Action Letter of February 17, 1995 issued by the Commission to the Public Securities Association (collectively, the "Kidder/PSA Letters").

                        (ii) As used herein, "Computational Materials" and the
                term "ABS Term Sheets" shall have the meanings given such terms in the Kidder/PSA Letters, but shall include only those Computational Materials that have been prepared or delivered to prospective investors by or at the direction of an Underwriter.

                        (iii) Each Underwriter shall provide the Company with
                representative forms of all Computational Materials prior to their first use, to the extent such forms have not previously been approved by the Company for use by such Underwriter. Each Underwriter shall provide to the Company, for filing on Form 8-K as provided in Section 12(b), copies of all Computational Materials that are to be filed with the Commission pursuant to the Kidder/PSA Letters. Each Underwriter may provide copies of the foregoing in a consolidated or aggregated form. All Computational Materials described in this subsection (a)(iii) must be provided to the Company not later than 10:00 A.M., Colorado time, one business day before filing thereof is required pursuant to the terms of this Agreement.

                        (iv) If an Underwriter does not provide the
                Computational Materials to the Company pursuant to subsection
                (a)(iii) above, such Underwriter shall be deemed to have represented, as of the applicable Closing Date, that it did not provide any prospective investors with any information in written or electronic form in connection with the offering of the Notes that is required to be filed with the Commission in accordance with the Kidder/PSA Letters.

                        (v) In the event of any delay in the delivery by an
                Underwriter to the Company of all Computational Materials required to be delivered in accordance with subsection (a)(iii) above, the Company shall have the right to delay the release of the Prospectus to investors or to such Underwriter, to delay a Closing Date and to take other appropriate actions in each case as necessary in order to allow the Company to comply with its agreement set forth in Section 12(b) to file the Computational Materials by the time specified therein.

                (b) The Company shall file the Computational Materials (if any) provided to it by the Underwriter under Section 12(a)(iii) with the Commission pursuant to a Current Report on Form 8-K no later than 5:30 P.M., New York time, on the date required pursuant to the Kidder/PSA Letters.

        13. Survival of Representations and Warranties. The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement or contained in notes of officers of the Company submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation or statement as to the results thereof, made by or on behalf of the Underwriters, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Notes.

        14. Miscellaneous. Except as otherwise provided in Sections 5, 8 and 9 hereof, notice given pursuant to any provision of this Agreement shall be in writing and shall be delivered (i) if to the Company, at 121 South 13th Street, Suite 201, Lincoln, Nebraska 68508, Attention: Terry J. Heimes, and (ii) if to the Underwriters, to the address of the respective Underwriter set forth above with a copy to Richard L. Fried, Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038.

        This Agreement has been and is made solely for the benefit of the Underwriters and the Company, their respective directors, officers, managers, trustees and controlling persons referred to in Section 5 hereof and their respective successors and assigns, to the extent provided herein, and no other person shall acquire or have any right under or by virtue of this Agreement. Neither the term "successor" nor the term "successors and assigns" as used in this Agreement shall include a purchaser from an Underwriter of any of the Notes in his status as such purchaser.

        15. Applicable Law; Counterparts. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York without giving effect to the choice of laws or conflict of laws principles thereof.

        The Company hereby submits to the non-exclusive jurisdiction of the federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

        This Agreement may be signed in various counterparts which together constitute one and the same instrument. If signed in counterparts, this Agreement shall not become effective unless at least one counterpart hereof or thereof shall have been executed and delivered on behalf of each party hereto.

        Please confirm that the foregoing correctly sets forth the agreement between the Company and the Underwriters.

                                            Very truly yours,

                                            NELNET EDUCATION LOAN FUNDING, INC.


                                            By: /s/ Terry J. Heimes
                                                -----------------------------
                                            Name:  Terry J. Heimes
                                            Title: President


Confirmed as of the date first above mentioned.




BANC OF AMERICA SECURITIES LLC


By: /s/ Christopher Cronk
    ------------------------
Name:   Christopher Cronk
Title:  Principal

DEUTSCHE BANK SECURITIES INC.

By: /s/ James P. Murphy
    ------------------------
Name:   James P. Murphy
Title:  Vice President

DEUTSCHE BANK SECURITIES INC.

By: /s/ Nita Sue Cherry
    ------------------------
Name:   Nita Sue Cherry
Title:  Managing Director


                                                             SCHEDULE A
------------------------------------------------------------------------------------------------------------------------------------
                                             Anticipated
               Banc of       Deutsche Bank    Date of        Price
               America        Securities    Issuance and       to       Underwriting    Interest        Final         Proceeds to
 Notes      Securities LLC       Inc.         Delivery       Public       Discount       Rate          Maturity         Issuer
--------    --------------   ------------   -------------   --------    ------------   ----------   --------------   --------------
Class                                                                                  Auction
 A-1        $            0   $100,000,000   July 10, 2003        100%          0.215%    Rate         July 1, 2043   $   99,785,000
            --------------   ------------   -------------   --------    ------------   ----------   --------------   --------------
Class                                                                                  Auction
 A-2        $  100,000,000   $          0   July 10, 2003        100%          0.215%    Rate         July 1, 2043   $   99,785,000
            --------------   ------------   -------------   --------    ------------   ----------   --------------   --------------
Class                                                                                  Auction
 A-3        $            0   $100,000,000   July 10, 2003        100%          0.215%   Rate          July 1, 2043   $   99,785,000
            --------------   ------------   -------------   --------    ------------   ----------   --------------   --------------
Class                                                                                  Auction
 A-4        $  100,000,000   $          0   July 10, 2003        100%          0.215%    Rate         July 1, 2043   $   99,785,000
            --------------   ------------   -------------   --------    ------------   ----------   --------------   --------------
Class                                                                                  Auction
 A-5        $            0   $ 75,000,000   July 10, 2003        100%          0.215%    Rate         July 1, 2043   $   74,838,750
            --------------   ------------   -------------   --------    ------------   ----------   --------------   --------------
Class                                                                                  Auction
 A-6        $   75,000,000   $          0   July 10, 2003        100%          0.215%    Rate         July 1, 2043   $   74,838,750
            --------------   ------------   -------------   --------    ------------   ----------   --------------   --------------
Class                                                                                  Auction
 A-7        $            0   $ 75,000,000   July 10, 2003        100%          0.215%   Rate          July 1, 2043   $   74,838,750
            --------------   ------------   -------------   --------    ------------   ----------   --------------   --------------
Class                                                                                  Auction
 A-8        $   75,000,000   $          0   July 10, 2003        100%          0.215%    Rate         July 1, 2043   $   74,838,750
            --------------   ------------   -------------   --------    ------------   ----------   --------------   --------------
Class                                                                                  Auction
 A-9        $            0   $ 75,000,000   July 10, 2003        100%          0.215%    Rate         July 1, 2043   $   74,838,750
            --------------   ------------   -------------   --------    ------------   ----------   --------------   --------------
Class                                                                                   Auction
  A-10      $   75,000,000   $          0   July 10, 2003        100%          0.215%    Rate         July 1, 2043   $   74,838,750
            --------------   ------------   -------------   --------    ------------   ----------   --------------   --------------
Class                                         October 9,                               Auction
  A-11      $            0   $ 75,000,000       2003             100%          0.215%    Rate         July 1, 2043   $   74,838,750
            --------------   ------------   -------------   --------    ------------   ----------   --------------   --------------
Class                                         October 9,                               Auction
  A-12      $   75,000,000   $          0       2003             100%          0.215%    Rate         July 1, 2043   $   74,838,750
            --------------   ------------   -------------   --------    ------------   ----------   --------------   --------------
                                                                                       Auction
Class B-1   $            0   $ 15,000,000   July 10, 2003        100%          0.215%   Rate          July 1, 2043   $   14,967,750
            --------------   ------------   -------------   --------    ------------   ----------   --------------   --------------
                                                                                        Auction
Class B-2   $   15,000,000   $          0   July 10, 2003        100%          0.215%    Rate         July 1, 2043   $   14,967,750
            --------------   ------------   -------------   --------    ------------   ----------   --------------   --------------
  Total     $  515,000,000   $515,000,000                               $  2,214,500                                 $1,027,785,500
            --------------   ------------   -------------   --------    ------------   ----------   --------------   --------------